REGISTRATION NO. 2-77374



SECURITIES AND EXCHANGE COMMISSION


POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



F&M NATIONAL CORPORATION
(Exact Name of Issuer as Specified in Charter)

9 COURT SQUARE, WINCHESTER, VA  22601
540/665-4282
(Address, including Zip Code, and Telephone Number, including
Area Code, of Issuer's Principal Executive Offices)


ALFRED B. WHITT
PRESIDENT, VICE CHAIRMAN AND CHIEF FINANCIAL OFFICER
F&M NATIONAL CORPORATION
9 COURT SQUARE
WINCHESTER, VA  22601
(Name and Address of Agent for Service)




This Amendment is filed to remove from registration under the Securities Act of 1933, as amended, 195,589 shares of Registrant's Common Stock registered under Registration Statement
No. 2-77374.

REMOVAL FROM REGISTRATION OF SECURITIES

This Post-Effective Amendment No. 2 is filed to remove from registration of 195,589 shares of Common Stock of the Registrant which were offered pursuant the 1982 F&M National Corporation
Incentive and Non-qualified Stock Option Plan.

At the effective date of this transaction, the Registrant had issued 180,158 shares of the 375,747 shares of its Common Stock which had been registered under Form S-8 as Registration
Statement No. 2-77374 on April 26, 1982.




                            SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 2 to Registration Statement No. 2-77374 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Winchester, Commonwealth of Virginia:

F & M NATIONAL CORPORATION


BY  /s/
    ALFRED B. WHITT, PRESIDENT, VICE CHAIRMAN and CHIEF FINANCIAL
    OFFICER, AGENT FOR SERVICE

DATE:  July 7, 1998